                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                               ______________________________
                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

                                 Structured Products Corp.

                 (Exact name of registrant as specified in its charter)

                  Delaware               001-32122         13-3692801
                 (State or other        (Commission       (IRS Employer
                 jurisdiction of         File Number)      Identification
                 incorporation or        Number)           organization)

388 Greenwich Street, New York, New York                10013
(Address of principal executive offices)              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

      The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities
      Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the
      Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W.,
      Washington, D.C.  20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the
      Electronic Data Gathering, Analysis and Retrieval system.  Neither Structured
      Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described
      above.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits:

             1.    Trustee's  Report with respect to the April 15, 2004  Distribution
                   Date for the TIERS Tens Certificates Trust LTR 1998-4

Item 8.     Change in Fiscal Year

            Not Applicable.

Item 9.     Regulation FD Disclosure

            Not Applicable.

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        By:    /s/ Mark C. Graham
                                        Name:      Mark C. Graham
                                        Title:     Authorized Signatory

April 15, 2004

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the April 15, 2004                6
         Distribution Date for the TIERS Tens Certificates Trust
         LTR 1998-4

                                 Exhibit 1

To the Holders
of:
TIERS  Tens Certificates, Series LTR 1998-4
*CUSIP:   871928BH9

U.S. Bank Trust National Association, as Trustee for the TIERS Tens Certificates
Trust LTR 1998-4,  hereby gives notice with respect to the Distribution  Date of
April 15, 2004 (the "Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $10 Certificate, is as set forth below:

           Principal        Interest         Total Distribution
           $  0.000000      $ 0.350000       $ 0.350000

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $10,000,000 aggregate principal amount of Loews Corporation 7% Senior
     Notes due October 15, 2023 (the "Term Assets") are held for the above trust.

5.   At the close of business on the Distribution Date, 1,000,000 Certificates representing $10,000,000 aggregate Certificate Principal Balance were outstanding.

6.     The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill
    Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National
Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.